                                                                 EXHIBIT (99)

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                          OF THE MIDDLEBY CORPORATION

                                       INDEX

                                                                       PAGE
Background Information.............................................     1

Report of Independent Pubic Accountants............................     2

Historical As Reported Condensed Consolidated Statements
 of Earnings for Fiscal Years 1990 through 1994 ...................     3

Pro Forma condensed Consolidated Statements of Earnings
 for Fiscal Years 1990 through 1993 (Unaudited) ...................     3

Pro Forma Condensed Consolidated Statement of Earnings for the
 Fiscal Year 1990 (Unaudited)......................................     4

Pro Forma Condensed Consolidated Statement of Earnings for the
 Fiscal Year 1991 (Unaudited)......................................     5

Pro Forma Condensed Consolidated Statement of Earnings for the
 Fiscal Year 1992 (Unaudited)......................................     6

Pro Forma Condensed Consolidated Statement of Earnings for the
 Fiscal Year 1993 (Unaudited)......................................     7

Notes to Pro Forma Financial Information...........................     8-9

                                                            EXHIBIT (99).

BACKGROUND INFORMATION

The following unaudited pro forma financial information consists of Pro Forma Condensed Consolidated Statements of Earnings for fiscal years 1990 through 1993. The audited Reported Condensed Statements of Earnings for fiscal years 1990 through 1994 are also included for comparative purposes. Such statements have been prepared to illustrate the estimated effects of (i) the elimination of certain nonrecurring transactions, principally related to the Hussmann asset dispositions and facility closures, and (ii) reduction of interest expense resulting from reflecting the proceeds from the September 1993 Hussmann Corporation litigation settlement as if some of the proceeds had been received during fiscal year 1989 and had been used to reduce outstanding debt. The unaudited pro forma financial information does not purport to represent what the Company's results of operations would actually have been if such transactions had occurred on such date. In addition, the unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the results of future operations of the Company, and should be read in conjunction with the historical audited financial statements of the Company and notes thereto.

                                                            EXHIBIT (99).

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Board of
Directors of The Middleby Corporation:

We have reviewed the pro forma adjustments reflecting transactions described in Notes A to G and the application of those adjsutments to the historical amounts in the accompanying Middleby Corporation Pro Forma Condensed Consolidated Statements of Earnings for the fiscal years ended January 1, 1994, January 2, 1993, December 28, 1991 and December 29, 1990. The historical condensed financial statements are derived from the historical consolidated financial statements of The Middleby Corporation which were audited by us. Such pro forma adjustments are based on management's assumptions as described in Notes A to G to the pro forma statements. Our review was conducted in accordance with standards established by the American Institute of Certified Public Accountants.

A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments and the application of those adjustments to historical information. Accordingly, we do not express such an opinion.

The objective of this pro forma information is to show what the significant effects on the historical information might have been had the transactions occurred at an earlier date. However, the pro forma condensed consolidated financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned transactions actually occurred earlier.

Based on our review, nothing came to our attention that caused us to believe that management's assumptions do not provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned transactions described in Notes A to G to the pro forma statements, that the related pro forma adjustments do not give appropriate effect to those assumptions, or that the pro forma columns do not reflect the proper application of those adjustments to the historical financial statement amounts in the Pro Forma Condensed Consolidated Statements of Earnings for the fiscal years ended January 1, 1994, January 2, 1993, December 28, 1991, and December 29, 1990.



                                                            Arthur Andersen LLP


Chicago, Illinois
July 26, 1995

                                                            EXHIBIT (99).

THE MIDDLEBY CORPORATION
HISTORICAL AS REPORTED AND PRO FORMA CONDENSED CONSOLIDATED
STATEMENTS OF EARNINGS
(Unaudited)

(In Thousands Except for Per Share Data)


                                                                          Historical As Reported
                                                                           For the Fiscal Years
                                                    ---------------------------------------------------------------------------
                                                            1990            1991           1992           1993          1994
                                                    ---------------------------------------------------------------------------
Net Sales                                               $113,016        $102,518       $109,219       $119,355      $129,967

Cost of Sales                                             79,089          72,297         76,982         89,627        93,713
                                                    ---------------------------------------------------------------------------
Gross Margin                                              33,927          30,221         32,237         29,728        36,254

Selling and Distribution Expenses                         15,867          16,699         15,886         18,659        17,894

General and Administrative Expenses                        9,524           9,878         11,049          8,985         9,581

Restructuring Charge                                           -           2,550              -            600             -
                                                    ---------------------------------------------------------------------------
Income from Operations                                     8,536           1,094          5,302          1,484         8,779

Unusual Income Item                                            -               -              -         (7,716)            -

Interest Expense                                           8,253           7,356          6,114          4,926         4,080

Other Expense, net                                         1,176           1,212          1,053            643           786
                                                    ---------------------------------------------------------------------------
Earnings (Loss) Before Income Taxes                         (893)         (7,474)        (1,865)         3,631         3,913

Provision for Income Taxes                                    85              36             29            199           863
                                                    ---------------------------------------------------------------------------
Net (Loss) Earnings                                        ($978)        ($7,510)       ($1,894)        $3,432        $3,050
                                                    ---------------------------------------------------------------------------
                                                    ---------------------------------------------------------------------------

(Loss) Earnings Per Common and
 Common Equivalent Share-

  Primary                                                 ($0.12)         ($0.90)        ($0.23)         $0.41         $0.36
  Fully Diluted                                           ($0.12)         ($0.90)        ($0.23)         $0.41         $0.36
                                                    ---------------------------------------------------------------------------
                                                    ---------------------------------------------------------------------------


                                                                Pro Forma                                        Historical As
                                                           For the Fiscal Years                                    Reported
                                                ------------------------------------------------------------    ---------------
                                                        1990            1991           1992          1993               1994
                                                ------------------------------------------------------------    ---------------
Net Sales                                            $87,940         $83,178        $97,924      $119,355           $129,967

Cost of Sales                                         60,660          58,222         69,543        89,627             93,713
                                                ------------------------------------------------------------    ---------------
Gross Margin                                          27,280          24,956         28,381        29,728             36,254

Selling and Distribution Expenses                     11,964          13,334         14,182        18,659             17,894

General and Administrative Expenses                    7,764           7,980         10,178         8,985              9,581

Restructuring Charge                                       -               -              -           600                  -
                                                ------------------------------------------------------------    ---------------
Income from Operations                                 7,552           3,642          4,021         1,484              8,779

Interest Expense                                       4,388           3,405          2,764         2,981              4,080

Other Expense, net                                       313             311            240            93                786
                                                ------------------------------------------------------------    ---------------
Earnings (Loss) Before Income Taxes                    2,851             (74)         1,017        (1,590)             3,913

Provision for Income Taxes                               974              86            263            28                863
                                                ------------------------------------------------------------    ---------------
Net (Loss) Earnings                                   $1,877           ($160)          $754       ($1,618)            $3,050
                                                ------------------------------------------------------------    ---------------
                                                ------------------------------------------------------------    ---------------


(Loss) Earnings Per Common and
 Common Equivalent Share-

  Primary                                              $0.23          ($0.02)         $0.09        ($0.19)             $0.36
  Fully Diluted                                        $0.23          ($0.02)         $0.09        ($0.19)             $0.36
                                                ------------------------------------------------------------    ---------------
                                                ------------------------------------------------------------    ---------------


See Notes to Pro Forma Financial Information

                                                            EXHIBIT (99).

THE MIDDLEBY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
For the Fiscal Year 1990
(Unaudited)

(In Thousands Except for Per Share Data)



                                                  Historical As             Pro Forma
                                                    Reported               Adjustments               Pro Forma
                                                  -------------            -----------               ---------
Net Sales                                              $113,016               ($25,076) (B,C,D)        $87,940

Cost of Sales                                            79,089                (18,429) (B,C,D,E)       60,660
                                                  -------------            -----------               ---------
Gross Margin                                             33,927                 (6,647)                 27,280

Selling and Distribution Expenses                        15,867                 (3,903) (B,C,D)         11,964

General and Administrative Expenses                       9,524                 (1,760) (B,C,D)          7,764
                                                  -------------            -----------               ---------
Income from Operations                                    8,536                   (984)                  7,552

Interest Expense                                          8,253                 (3,865) (A,B,C,D)        4,388

Other Expense, net                                        1,176                   (863) (A,B,D)            313
                                                  -------------            -----------               ---------
Earnings/(Loss) Before Income Taxes                        (893)                 3,744                   2,851

Provision for Income Taxes                                   85                    889  (G)                974
                                                  -------------            -----------               ---------
Net (Loss) Earnings                                       ($978)                $2,855                  $1,877
                                                  -------------            -----------               ---------
                                                  -------------            -----------               ---------

(Loss) Earnings Per Common and
 Common Equivalent Share-

  Primary                                                ($0.12)                 $0.34                   $0.23
  Fully Diluted                                          ($0.12)                 $0.34                   $0.23
                                                  -------------            -----------               ---------
                                                  -------------            -----------               ---------


See Notes to Pro Forma Financial Information

                                                            EXHIBIT (99).

THE MIDDLEBY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
For the Fiscal Year 1991
(Unaudited)

(In Thousands Except for Per Share Data)


                                                  Historical As             Pro Forma
                                                    Reported               Adjustments               Pro Forma
                                                  -------------            -----------               ---------
Net Sales                                              $102,518               ($19,340) (B,C,D)        $83,178

Cost of Sales                                            72,297                (14,075) (B,C,D,E)       58,222
                                                  -------------            -----------               ---------
Gross Margin                                             30,221                 (5,265)                 24,956

Selling and Distribution Expenses                        16,699                 (3,365) (B,C,D)         13,334

General and Administrative Expenses                       9,878                 (1,898) (B,C,D)          7,980

Restructuring Charge                                      2,550                 (2,550) (F)                  -
                                                  -------------            -----------               ---------
Income from Operations                                    1,094                  2,548                   3,642

Interest Expense                                          7,356                 (3,951) (A,C,D)          3,405

Other Expense, net                                        1,212                   (901) (A,D)              311
                                                  -------------            -----------               ---------
(Loss) Earnings Before Income Taxes                      (7,474)                 7,400                     (74)

Provision for Income Taxes                                   36                     50  (G)                 86
                                                  -------------            -----------               ---------
Net (Loss) Earnings                                     ($7,510)                $7,350                   ($160)
                                                  -------------            -----------               ---------
                                                  -------------            -----------               ---------


(Loss) Earnings Per Common and
 Common Equivalent Share-
  Primary                                                ($0.90)                 $0.88                  ($0.02)
  Fully Diluted                                          ($0.90)                 $0.88                  ($0.02)
                                                  -------------            -----------               ---------
                                                  -------------            -----------               ---------


See Notes to Pro Forma Financial Information

                                                            EXHIBIT (99).

THE MIDDLEBY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
For the Fiscal Year 1992
(Unaudited)

(In Thousands Except for Per Share Data)


                                                  Historical As             Pro Forma
                                                    Reported               Adjustments               Pro Forma
                                                  -------------            -----------               ---------
Net Sales                                              $109,219               ($11,295) (C,D)          $97,924

Cost of Sales                                            76,982                 (7,439) (C,D,E)         69,543
                                                  -------------            -----------               ---------
Gross Margin                                             32,237                 (3,856)                 28,381

Selling and Distribution Expenses                        15,886                 (1,704) (C,D)           14,182

General and Administrative Expenses                      11,049                   (871) (C,D)           10,178
                                                  -------------            -----------               ---------
Income from Operations                                    5,302                 (1,281)                  4,021

Interest Expense                                          6,114                 (3,350) (A,D)            2,764

Other Expense, net                                        1,053                   (813) (A,C,D)            240
                                                  -------------            -----------               ---------
(Loss) Earnings Before Income Taxes                      (1,865)                 2,882                   1,017

Provision for Income Taxes                                   29                    234  (G)                263
                                                  -------------            -----------               ---------
Net (Loss) Earnings                                     ($1,894)                $2,648                    $754
                                                  -------------            -----------               ---------
                                                  -------------            -----------               ---------


(Loss) Earnings Per Common and
 Common Equivalent Share-

  Primary                                                ($0.23)                 $0.32                   $0.09
  Fully Diluted                                          ($0.23)                 $0.32                   $0.09
                                                  -------------            -----------               ---------
                                                  -------------            -----------               ---------


See Notes to Pro Forma Financial Information

                                                            EXHIBIT (99).

THE MIDDLEBY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
For the Fiscal Year 1993
(Unaudited)

(In Thousands Except for Per Share Data)


                                                  Historical As             Pro Forma
                                                    Reported               Adjustments               Pro Forma
                                                  -------------            -----------               ---------
Net Sales                                              $119,355                     $-                $119,355

Cost of Sales                                            89,627                      -                  89,627
                                                  -------------            -----------               ---------
Gross Margin                                             29,728                      -                  29,728

Selling and Distribution Expenses                        18,659                      -                  18,659

General and Administrative Expenses                       8,985                      -                   8,985

Restructuring Charge                                        600                      -                     600
                                                  -------------            -----------               ---------
Income from Operations                                    1,484                      -                   1,484

Unusual Income Item                                      (7,716)                 7,716  (A)                  -

Interest Expense                                          4,926                 (1,945) (A)              2,981

Other Expense, net                                          643                   (550) (A)                 93
                                                  -------------            -----------               ---------
Earnings/(Loss) Before Income Taxes                       3,631                 (5,221)                 (1,590)

Provision for Income Taxes                                  199                   (171) (G)                 28
                                                  -------------            -----------               ---------
Net (Loss) Earnings                                      $3,432                ($5,050)                ($1,618)
                                                  -------------            -----------               ---------
                                                  -------------            -----------               ---------


(Loss) Earnings Per Common and
 Common Equivalent Share-

  Primary                                                 $0.41                 ($0.60)                 ($0.19)
  Fully Diluted                                           $0.41                 ($0.60)                 ($0.19)
                                                  -------------            -----------               ---------
                                                  -------------            -----------               ---------


See Notes to Pro Forma Financial Information

                                                            EXHIBIT (99).

THE MIDDLEBY CORPORATION
NOTES TO PRO FORMA FINANCIAL INFORMATION
(Unaudited)

(In Thousands)

The following is a summary of adjustments reflected in the Pro Forma Condensed Consolidated Statements of Earnings:

   (A) The September 1993 litigation settlement of $19,500, related to the acquisition of the Hussmann Corporation Foodservice Equipment Group, is assumed to have occurred in 1989 and is effectively treated as a reduction to the original purchase price. As a result, on a pro forma basis, the gain of $7,716 recorded in 1993 has been eliminated. In addition, it is assumed that the proceeds from the settlement were used to reduce outstanding debt, thus reducing interest expense. This includes the use of a lower interest rate as the Company would not have incurred the higher cost "Tranche B" debt. The following table sets forth the Statement of Earnings adjustments by year related to this event:

                                                                                For the Fiscal Years
                                                              ---------------------------------------------------
                                                                   1990         1991         1992        1993
                                                              ---------------------------------------------------
       Interest Expense Reduction                               ($2,333)     ($2,372)     ($2,319)    ($1,945)

       Litigation Settlement Gain Reversal                            -            -            -       7,716
       Goodwill Amortization Reduction                             (817)        (833)        (819)       (550)
                                                              ---------------------------------------------------
       Increase/(Decrease) in Earnings Before Income Taxes       $3,150       $3,205       $3,138     ($5,221)
                                                              ---------------------------------------------------
                                                              ---------------------------------------------------


   (B) The May 1991 closure of the Montreal manufacturing facility is reflected as if it occurred at the time of its acquisition from the Hussmann Corporation Foodservice Equipment Group in 1989. The following table sets forth the Statement of Earnings adjustments related to this event:

                                                                            For the Fiscal Years
                                                                    ---------------------------------
                                                                          1990              1991
                                                                    ---------------------------------
       Net Sales Reduction                                             ($4,086)          ($1,004)

       Cost of Sales Reduction                                          (3,523)             (917)
                                                                    ---------------------------------
       Decrease in Gross Margin                                           (563)              (87)

       Selling and Distribution Expenses Reduction                        (575)             (350)

       General and Administrative Expenses Reduction                      (315)             (237)
                                                                    ---------------------------------
       Increase in Income from Operations                                  327               500

       Other Expense Reduction                                              (6)                -
                                                                    ---------------------------------
       Increase in Earnings Before Income Taxes                           $333              $500
                                                                    ---------------------------------
                                                                    ---------------------------------


   (C) The February 1992 closure of the United Kingdom distribution company is reflected as if it occurred at the time of its acquisition from the Hussmann Corporation Foodservice Equipment Group in 1989. The following table sets forth the Statement of Earnings adjustments related to this event:

                                                                                    For the Fiscal Years
                                                                     -----------------------------------------------
                                                                          1990              1991            1992
                                                                     -----------------------------------------------
       Net Sales Reduction                                             ($2,383)          ($1,490)          ($163)

       Cost of Sales Reduction                                          (1,741)           (1,184)           (266)
                                                                     -----------------------------------------------
       Increase/(Decrease) in Gross Margin                                (642)             (306)            103

       Selling and Distribution Expenses Reduction                        (737)             (536)            (32)

       General and Administrative Expenses Reduction                      (241)             (461)            (48)
                                                                     -----------------------------------------------
       Increase in Income from Operations                                  336               691             183

       Interest Expense Increase                                            23                 2               -

       Other Expense Increase                                                -                 -               5
                                                                     -----------------------------------------------
       Increase in Earnings Before Income Taxes                           $313              $689            $178
                                                                     -----------------------------------------------
                                                                     -----------------------------------------------

                                                            EXHIBIT (99).

THE MIDDLEBY CORPORATION
NOTES TO PRO FORMA FINANCIAL INFORMATION
(Unaudited)

(In Thousands)

   (D) The August 1992 sale of the Seco division is reflected as if it occurred at the time of its acquisition from the Hussmann Corporation Foodservice Equipment Group in 1989. In addition, it is assumed that the proceeds of $11,500 from the sale of the Seco division were used to reduce outstanding debt, which has the effect of reducing interest expense in fiscal years 1990, 1991 and 1992. The following table sets forth the Statement of Earnings adjustments by year related to this event:

                                                                                    For the Fiscal Years
                                                                     -------------------------------------------------
                                                                          1990              1991              1992
                                                                     -------------------------------------------------
       Net Sales Reduction                                            ($18,607)         ($16,846)         ($11,132)

       Cost of Sales Reduction                                         (13,048)          (12,015)           (7,862)
                                                                     -------------------------------------------------
       Decrease in Gross Margin                                         (5,559)           (4,831)           (3,270)

       Selling and Distribution Expenses Reduction                      (2,591)           (2,479)           (1,672)

       General and Administrative Expenses Reduction                    (1,204)           (1,200)             (823)
                                                                     -------------------------------------------------
       Decrease in Income from Operations                               (1,764)           (1,152)             (775)

       Interest Expense Reduction                                       (1,555)           (1,581)           (1,031)

       Other Expense (Reduction)/Increase                                  (40)              (68)                1
                                                                     -------------------------------------------------
       (Decrease)/Increase in Earnings Before Income Taxes               ($169)             $497              $255
                                                                     -------------------------------------------------
                                                                     -------------------------------------------------


   (E) The 1990 and 1991 effects on earnings due to using the last-in, first-out LIFO inventory cost method have been eliminated. These effects were a $117 decrease in earnings in 1990 and a $41 increase in earnings in 1991. The 1992 nonrecurring gain of $689 recorded to reflect the change in inventory valuation methods from LIFO to first-in, first-out (FIFO) has been eliminated.


   (F) The 1991 nonrecurring restructuring charge of $2,550 related to the consolidation of the Middleby Marshall operations into the Toastmaster facility, and the closure of the Montreal manufacturing facility has been reversed.


   (G) The provision for income taxes has been recalculated to reflect the effects of the pro forma adjustments.


   (H) The Company's 1990, 1991, 1992, 1993 and 1994 fiscal years ended on December 29, 1990, December 28, 1991, January 2, 1993, January 1, 1994 and December 31, 1994, respectively.